ASSET MANAGEMENT FUND

(The “Trust”)

AAAMCO Ultrashort Financing Fund

Class Y Shares – REPYX

Class I Shares – REPOX

SUPPLEMENT DATED AUGUST 25, 2017

TO PROSPECTUS DATED NOVEMBER 29, 2016,

AS SUPPLEMENTED FEBRUARY 13, 2017 AND JUNE 1, 2017

IMPORTANT NOTICE

Effective August 1, 2017, Robert McDonough will no longer serve as a portfolio manager for the AAAMCO Ultrashort Financing Fund (the “Fund”). Mr. McDonough has been engaged by the Adviser as a consultant to the Adviser’s Credit Committee. All references to Mr. McDonough as a portfolio manager to the Fund will be removed from the statement of additional information.

Sean Kelleher and Yung Lim will continue to serve as portfolio managers, responsible for the day-to-day investment decisions to the Fund.

Accordingly, the Fund’s statement of additional information is supplemented as set forth below:

The “Portfolio Managers” and the “Portfolio Manager Compensation” sections on pages 12 and 13, respectively, of the statement of additional information are deleted in their entirety and replaced with the following:

The portfolio managers of the Investment Adviser and Sub-Adviser manage the Fund’s portfolio as a team. The portfolio managers responsible for the management of the Fund are Sean Kelleher and Yung Lim. The table below shows other accounts for which the portfolio managers of the Fund are responsible as of October 31, 2016.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Sean Kelleher	Registered investment companies:	1	$145,577,737	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

Yung Lim	Registered investment companies:	0	0	0
	Other pooled investment vehicles:	4	$95,000,000	4
	Other advisory accounts:	0	0	0

The other accounts for Mr. Lim listed above are accounts they manage as employees of Treesdale. This may cause potential conflicts of interest for Mr. Lim. The Investment Adviser believes that these potential conflicts are mitigated by the Fund’s investments primarily in repurchase agreements and the Investment Adviser’s oversight of Mr. Lim’s management of the Fund.

The Investment Adviser does not believe that there are material conflicts of interest between any of the Fund’s investment strategies and the investment strategies of the other accounts managed by the portfolio managers. Investment decisions for the Fund are made independently from those for the other funds and other accounts advised by the Investment Adviser or Sub-Adviser or managed by the portfolio managers. It may happen, on occasion, that the same security is held in the Fund and in another fund or in another account advised by the Investment Adviser or Sub-Adviser or managed by the portfolio managers. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective funds or accounts, both as to amount and price, in accordance with a method deemed equitable to the fund or account. In some cases, this system may adversely affect the price paid or received by a fund or the size of the security position obtainable for such fund. All trades for the Fund are executed by the Investment Adviser independently of any trades in other accounts managed by Mr. Lim. The Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

 Portfolio Manager Compensation

The Investment Adviser compensates Mr. Kelleher for his management of the Fund. The portfolio managers of the Fund are compensated through a variety of components and their compensation may vary from year to year based on a number of factors. They may receive all or some combination of salary and annual discretionary bonus, and are eligible to participate in the Investment Adviser’s benefit plans. The Investment Adviser does not offer any deferred or long term compensation plans.

Mr. Lim is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Investment Adviser. The portfolio manager receives his compensation in the form of net revenue sharing based on the sub-advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio manager’s overall compensation is tied to the profitability of the Sub-Adviser.

This Supplement and the Prospectus and Statement of Additional Information SHOULD be
retained for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road
Suite 210
Gahanna, Ohio 43230